For Immediate Release

MEDIA CONTACTS:

AlphaNet Solutions, Inc.
Linda McDonald
Executive Assistant
973-267-0088 ext. 3815
lmcdonal@alphanetsolutions.com

ALPHANET SOLUTIONS, INC. ANNOUNCES FIRST QUARTER 2002 FINANCIAL RESULTS

CEDAR KNOLLS, N.J., May 1, 2002 – AlphaNet Solutions, Inc. (Nasdaq:  ALPH), a leading IT services firm providing network design, operation, management, and security, today announced its financial results for the first quarter ended March 31, 2002. AlphaNet Solutions will hold a conference call with financial analysts on Thursday, May 2, 2002 at 11:00 a.m., Eastern Daylight Time. The conference call will be webcast, and investors are invited to listen at www.alphanetsolutions.com, located on its Investor Relations page, accessed by clicking on “About Us.”

During the first quarter of 2002, the Company reported net income of $1.1 million, or $0.17 per share, as compared to a net loss in the first quarter of 2001 of $144,000, or $0.02 per share. Net income in the first quarter of 2002 included a federal income tax benefit of $1.8 million, or $0.28 per share resulting from the ability to carryback 2001 income tax losses under new tax laws enacted in the first quarter of 2002.

The Company’s results for the periods ended March 31, 2002 and 2001 include certain items that affect comparability to prior periods. The impact of these items is quantified below in order to explain the results on a comparable basis. Such items are collectively referred to as “special items.” During the first quarter of 2002, the Company reported a net loss, excluding special items, of $575,000, or $0.09 per share. This compares to net income, excluding special items, of $18,000, or breakeven on a per share basis, in the first quarter of 2001.

During the first quarter of 2002 the Company recorded several special items. The Company recorded a federal income tax benefit of $1.8 million, or $0.28 per share, resulting from the ability to carryback 2001 income tax losses under new tax laws enacted in the first quarter of 2002. In the first quarter of 2002, the Company also recorded a state income tax valuation allowance of $75,000, or $0.01 per share. Severance costs, net of tax benefits for the first quarter of 2002 were $61,000, or $0.01 per share. During the first quarter of 2001, the Company recorded special items consisting of after tax severance costs of $103,000, and an income tax valuation allowance of $59,000, or a total of $0.02 per share.

Total revenues for the first quarter of 2002 were $6.9 million as compared to total revenues of $18.7 million in the first quarter of 2001. Service revenues declined $5.5 million from $11.0 million in the first quarter of 2001 to $5.5 million in the first quarter of 2002. Product revenues declined $6.3 million from $7.7 million in the first quarter of 2001 to $1.4 million in the first quarter of 2002.

The Company’s gross profit margin, excluding severance costs, was 27.1% in the first quarter of 2002, as compared to 23.3% in the first quarter of 2001. Gross profit margin, excluding severance costs in the first quarter of 2002, was 10.6% and 31.5% for product and services, respectively, as compared to 11.6% and 31.6%, respectively, in the first quarter of 2001. Severance costs before income taxes were $70,000 and $46,000, in 2002 and 2001, respectively.

Selling, general and administrative expenses, excluding severance costs, were $3.0 million in the first quarter of 2002 as compared to $4.6 million in the first quarter of 2001. Severance costs before tax were $34,000 and $128,000, in 2002 and 2001, respectively.

At March 31, 2002, the Company had cash of $22.6 million, down from $23.8 million at December 31, 2001. The Company’s working capital at March 31, 2002 was $24.8 million, as compared to $23.8 million at December 31, 2001. At March 31, 2002, the Company had no outstanding borrowings.

About AlphaNet Solutions

AlphaNet Solutions, Inc. is a leading IT professional services firm providing business consulting, infrastructure design, managed services, business continuity planning, and security. AlphaNet Solutions also offers enterprise solutions including remote network management and call center support, as well as professional development. For information on the Company’s complete range of services, please visit AlphaNet’s web site at http://www.alphanetsolutions.com.

Safe Harbor Statement

Certain statements are included in the news release which are not historical and are “forward-looking,” and may be identified by such terms as “expect,” “believe,” “may,” and “intend” or similar terms. Such forward-looking statements include risks and uncertainties, such as those related to the Company’s contracts and other business risks, including, among other things, general and industry-specific economic conditions, the substantial variability of the Company’s quarterly results, the Company’s substantial reliance upon a concentrated number of key clients, the Company’s ability to recruit and retain qualified technical and sales professionals, and other industry-wide market factors, all as detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this document. These forward-looking statements speak only as of the date of this document.

ALPHANET SOLUTIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

                                                                             March 31,          December 31,
                                                                               2002                 2001
                                                                             ---------          ------------

ASSETS
Current assets:

        Cash and cash  equivalents  . . . . . . . . . . . . . . . . .          $ 22,608         $   23,797
         Accounts receivable, less allowance for doubtful accounts of
        $595 at March 31, 2002 and $622 at December 31, 2001 . . . . .            7,164              7,416
        Inventories . . . . . . . . . . . . . . . . . . . . . . . . .               134                170
        Income taxes receivable. . . . . . . . . . . . . . . . . . . .            1,834                  -
        Prepaid expenses and other current assets . . . . . . . . . .               494                374
                                                                               --------         ----------

               Total current assets . . . . . . . . . . . . . . . . .            32,234             31,757
Income Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . .               366                  -
Property and equipment, net . . . . . . . . . . . . . . . . . . . . .             1,735              1,992
Goodwill. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               511                511
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 47                 52
                                                                               --------         ----------
               Total assets. . . . . . . . . . . . . . . . . . . . .           $ 34,893         $   34,312
                                                                               ========         ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
        Current portion of capital lease obligations . . . . . . . .           $      2         $        8
        Accounts payable . . . . . . . . . . . . . . . . . . . . . .                651              1,020
        Accrued expenses . . . . . . . . . . . . . . . . . . . . . .              3,735              3,992
        Accrued MTA contract liability. . .  . . . . . . . . . . . .              3,040              2,950
                                                                               --------         ----------
               Total current liabilities . . . . . . . . . . . . . .              7,428              7,970

               Total Liabilities. . . . . . . . . . . . . . . . . . .             7,428              7,970
                                                                               --------         ----------
Shareholders' equity:
        Preferred stock -- $0.01 par value; authorized 3,000,000
        shares, none issued . . . . . . . . . . . . . . . . . . . .                   -                  -
        Common stock -- $0.01 par value; authorized 15,000,000
        shares, 6,588,413 and 6,588,413 shares issued and
        outstanding at March 31, 2002 and December 31, 2001,
        respectively . . . . . . . . . . . . . .                                     66                66
        Additional paid-in capital. . . . . . . . . . . . . . . . .              35,092            35,092
        Accumulated Deficit. . . . . . . . . . . . . . . . . . . . .             (6,973)           (8,096)
        Treasury stock - at cost; 150,600 shares at March 31, 2002
        and December 31, 2001, respectively. . . . . . . . . . . . .               (720)             (720)
                                                                               --------         ----------
               Total shareholders' equity . . . . . . . . . . . . . .            27,465            26,342
                                                                               --------         ----------

               Total liabilities and shareholders' equity . . . . . .          $ 34,893         $  34,312
                                                                               ========         =========

ALPHANET SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

                                                                    For the Three Months ended
                                                                             March 31,
                                                                     ---------------------------
                                                                     2002                   2001
                                                                     ----                   ----
Net sales:
      Product sales. . . . . . . . . . . . . . . .                $ 1,445                $ 7,699
      Services and support . . . . . . . . . . . .                  5,490                 11,017
                                                                  -------                -------
                                                                    6,935                 18,716
Cost of sales:
      Product sales . . . . . . . . . . . . . . .                   1,292                  6,809
      Services and support . . . . . . . . . . . .                  3,831                  7,596
                                                                  -------                -------
                                                                    5,123                 14,405

Gross Profit:
         Product. . . . . . . . . . . . . . . . .                     153                    890
         Service and support . . . . . . . . . .                    1,659                  3,421
                                                                  -------                -------
                                                                    1,812                  4,311

Operating expenses:
      Selling, general & administrative . . . . .                   2,993                  4,686
                                                                  -------                -------

Operating income (loss) . . . . . . . . . . . . .                  (1,181)                  (375)

Other income (expense):
      Interest  income . . . . . . . . . .  . . .                     104                    225
      Other Income . . . . . . . . . . . . . . . .                      -                      6
                                                                  -------                -------
                                                                      104                    231

Income (loss) before income taxes. . . . . . . . .                 (1,077)                  (144)

Provision (benefit) for income taxes . . . . . . .                 (2,200)                     -
                                                                  --------               -------

Net income (loss) . . . . . . . . . . . . . . . .                 $ 1,123                $  (144)
                                                                  =======                =======

Basic and Diluted net income (loss) per share. .                   $ 0.17                $ (0.02)
                                                                   ======                =======

Weighted average number of common shares
outstanding . . . . . . . . . . . . . . . . . . .                   6,438                  6,398

Weighted average number of common and common
equivalent shares outstanding. . . . . . . . . . .                  6,438                  6,398

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